                                                                   EXHIBIT 99.4

CASE NAME:      NEOSTAR RETAIL GROUP, INC.            Monthly Operating Report
                                                      (Fourth MOR)
CASE NUMBER:    396-36648-SAF-11 THROUGH              ACCRUAL BASIS
                396-36652-SAF-11                      Unaudited
                administratively consolidated

JUDGE:          Steven A. Felsenthal

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                    FISCAL DECEMBER/JANUARY (12/l/96-2/l/97)


In accordance with Title 28, Section 1746, of the United States Code, I declare under penalty of perjury that I have examined the following monthly operating report (Accrual Basis 1 through Accrual Basis 6) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct and complete. Declaration of the preparer (other than responsible party) is based on all information of which preparer has any knowledge.

Note: The Income Statement (AB-2), the Cash Receipts and Disbursements Schedule (AB-3) and related supporting schedules are for the two-month period ended February 1, 1997.




RESPONSIBLE PARTY:


         /s/ OPAL FERRARO                     CHIEF FINANCIAL OFFICER
----------------------------------------      ---------------------------------
Original Signature of Responsible Party                    Title


OPAL P. FERRARO                                           6/16/97
----------------------------------------      ---------------------------------
Printed name of Responsible Party                          Date


PREPARER:


   /s/ AMY WESTBROOK                          FORMER ASSISTANT CONTROLLER
----------------------------------------      ---------------------------------
Original Signature of Preparer                             Title


AMY WESTBROOK                                            6/16/97
----------------------------------------      ---------------------------------
Printed name of Preparer                                   Date

                                                      Accrual Basis-1
CASE NAME:      NEOSTAR RETAIL GROUP, INC.            January, 1997

CASE NUMBER:    396-36648-SAF-11 THROUGH
                396-36652-SAF-11
                administratively consolidated


Comparative Balance Sheet



                                                        11/2/96         11/30/96         2/l/97
                                                     --------------------------------------------
ASSETS
 1. Unrestricted Cash                                   4,688,554       2,760,653      17,302,261
 2. Restricted Cash                                             0      58,500,000
                                                     --------------------------------------------
 3. Total Cash                                          4,688,554      61,260,653      17,302,261
 4.(a) Accounts Receivable-Trade                           47,213          25,225           2,122
 4.(b) Other Accounts Receivable                        3,399,095       2,659,246       4,216,715
 5. Inventory                                          85,041,648               0               0
 6. Notes Receivable                                            0               0               0
 7. Prepaid Expenses (rent, store supplies ...)         8,011,269         550,000               0
 8. Other (Attach  List)                                        0               0               0
                                                     --------------------------------------------
 9. Total Current Assets                              101,187,779      64,495,124      21,521,098
10. Property Plant & Equipment                        123,062,244      14,648,494               0
11. Less Accumulated Depreciation                     (62,376,883)    (14,648,494)              0
                                                     --------------------------------------------
12. Net Property, Plant & Equipment                    60,685,361               0               0
13. Due  from  Insiders                                         0               0               0
14. Other Assets Net of Amortization (Attach List)        102,492               0               0
15. Other (Attach  List)                                  607,532         416,041         239,833
                                                     --------------------------------------------
16. TOTAL ASSETS                                      162,583,164      64,911,165      21,760,931
POST-PETITION LIABILITIES
17.(a) Accounts Payable-Vendor                         12,382,259      15,763,457      12,765,597
17.(b) Miscellaneous Accounts Payable-Net               4,296,691       1,236,635               0
18. Taxes Payable                                         882,658         371,903               0
19. Notes Payable                                               0               0               0
20. Accrued Professional Fees                             482,641         482,641       1,091,466
21. Secured Debt                                       43,137,721      36,826,920               0
22. Other (Attach  List)                                8,021,427       2,641,442       1,224,709
                                                     --------------------------------------------
23. Total Post-Petition Liabilities                    69,203,397      57,322,998      15,081,772
PRE-PETITION LIABILITIES
24. Secured Debt                                        3,020,000       3,020,000       3,020,000
25. Priority Debt                                       1,662,158       1,576,147       1,759,686
26. Unsecured Debt                                     66,349,660      62,508,227      63,340,857*
27. Other (Attach  List)                                7,625,175      21,893,251      20,226,294
                                                     --------------------------------------------
28. Total Pre-Petition Liabilities                     78,656,992      88,997,625      88,346,837
                                                     --------------------------------------------
29. TOTAL LIABILITIES                                 147,860,389     146,320,623     103,428,609
EQUITY
30. Pre-Petition Owners' Equity                        26,322,809      26,322,809      26,322,809
31. Post-Petition Cumulative Profit (Loss)            (11,600,034)   (107,732,267)   (107,990,487)
32. Direct Charges to Equity (attach exp)                       0               0               0
                                                     --------------------------------------------
33. TOTAL EQUITY                                       14,722,775     (81,409,458)    (81,667,678)
                                                     --------------------------------------------
34. TOTAL LIABILITIES & EQUITY                        162,583,164      64,911,165      21,760,931

*Certain property taxes are included in this amount.

                                                      Accrual Basis-1
CASE NAME:      NEOSTAR RETAIL GROUP, INC.            January, 1997

CASE NUMBER:    396-36648-SAF-11 THROUGH
                396-36652-SAF-11
                administratively consolidated



                                                 11/2/96    11/30/96     2/l/97
                                                -------------------------------
14.  Other Assets Net of Amortization


Organization Costs                                160,162         0
Accumulated Amortization-Organization Costs       (57,671)        0
                                                -------------------------------
                                                  102,492         0         0 *

*Balance reduced as a result of sale of all operating assets on November 27, 1997

                                                      Accrual Basis-1
CASE NAME:      NEOSTAR RETAIL GROUP, INC.            January, 1997

CASE NUMBER:    396-36648-SAF-11 THROUGH
                396-36652-SAF-11
                administratively consolidated

                                                 11/2/96   11/30/96    2/l/97
                                                -------------------------------
15.  Other Assets


Utility Deposits                                 84,855      32,974     34,348
Lease Deposits                                  136,916           0          0
Other Deposits                                  385,762     383,067    205,485
                                                -------------------------------
                                                607,532     416,041    239,833

                                                      Accrual Basis-1
CASE NAME:      NEOSTAR RETAIL GROUP, INC.            January, 1997

CASE NUMBER:    396-36648-SAF-11 THROUGH
                396-36652-SAF-11
                administratively consolidated



                                                            11/2/96    11/30/96     2/l/97
                                                         ----------------------------------
22. Other Post-Petition Liabilities

Miscellaneous                                               592,247      58,296     130,744
Payroll expense accruals                                    942,865     530,891     111,252(2)
Store closing expense accruals                              310,338           0           0
Freight expense accruals                                    520,080      50,912           0
Accrued interest expense                                     24,875     428,503           0
Accrued credit card fees/accrued NSF check expense           34,808      64,449           0
Customer refund/gift certificate/store credit liability   2,967,696       5,099           0(1)(3)
Insurance claims liability                                1,149,557     462,334     111,833(2)
Severance and related expense accrual                       629,042     257,485           0(3)
Purchase price adjustment                                               775,966           0(4)
Employee vacation accrual                                   845,162           0           0(3)
Deferred lease payment accrual                                3,687       6,438           0
Accrued overage rent                                          1,069       1,069           0
Allowed brokers fee and November insurance                                          117,429
Estimated expenses to complete liquidation                                          268,451
Allowed additional bank fees                                                        485,000

                                                         ----------------------------------
                                                          8,021,427   2,641,442   1,224,709



(1) Per court order, we continued to honor and process customer refunds, gift certificates and store credits, some of which may have been prepetition. We were unable to differentiate between pre and postpetition, so we classified entire liability as postpetition.
(2) Per court order, we continued to provide benefits such as vacation and medical insurance to employees until the sale of assets on November 27. We therefore classified this liability as postpetition. Reduction in liability at November 30, 1996 is due, in large part, to a change in estimate. Remaining liability at February 1, 1997 consists of allowed fourth quarter employer match for the 401-k plan, unpaid December salaries and remaining approved but unpaid employee medical claims.
(3) This liability was reduced as a result of the assumption of certain liabilities by Software Acquisition Company, LLC ("SAC") on November 27, 1996 as part of the sale of all operating assets.
(4) Purchase price adjustment owed to SAC due to final inventory count totaling less than estimate paid on November 27. Final adjustment netted against receivable from SAC as of February 1, 1997.

                                                      Accrual Basis-1
CASE NAME:      NEOSTAR RETAIL GROUP, INC.            January, 1997

CASE NUMBER:    396-36648-SAF-11 THROUGH
                396-36652-SAF-11
                administratively consolidated


27. Other Pre-Petition Liabilities                         11/2/96     11/30/96      2/l/97
                                                        -------------------------------------

Accrued Percentage Rent                                    423,355            0            0 *
Severance Accrual                                          153,219            0            0 *
Misc including reserve for uncollectible mkting funds    1,853,530            0            0 *
Deferred Lease Payment Accrual                           5,098,301            0            0 *
Store closing expense accruals                              96,770            0            0 *
Canadian rent due-September                                              23,135       23,135
Estimate of unclaimed property reserve                                   99,473       99,473
Lease rejection claim                                                21,770,643   20,103,686 **
                                                        -------------------------------------
                                                         7,625,175   21,893,251   20,226,294



* These accruals were reduced as a result of the sale of all operating assets on November 27, 1996.
**The lease rejection claim estimate was reduced following further analysis.

                                                      Accrual Basis-2
CASE NAME:      NEOSTAR RETAIL GROUP, INC.            January, 1997

CASE NUMBER:    396-36648-SAF-11 THROUGH
                396-36652-SAF-11
                administratively consolidated




Income Statement                                                                      Two Months
                                                                                        Ended
                                                         11/2/96      11/30/96         2/l/97    (1)
                                                     -------------------------------------------
REVENUES
1.  Gross Sales                                       21,312,006    14,574,914                 0 *
2.  Less Returns & Discounts                                   0             0                 0
                                                     -------------------------------------------
3.  Net Sales                                         21,312,006    14,574,914                 0
COST OF GOODS SOLD
4.  Cost of Sales                                     16,056,807    10,409,268                 0
5.  Freight                                              494,499       373,018            94,945
6.  Selling Fees                                         103,406       323,110           177,550
                                                     -------------------------------------------
7.  Total Cost of Goods Sold                          16,654,712    11,105,396           272,495
                                                     -------------------------------------------
8.  Gross Profit                                       4,657,294     3,469,518          (272,495)
OPERATING EXPENSES
9.  Store Operating Expenses                           9,027,162     7,827,268         1,096,785
10. General & Administrative                           1,254,601     1,160,165         1,394,378
11. Total Operating Expenses                          10,281,763     8,987,433         2,491,163
                                                     -------------------------------------------
12. Income before non-operating income and expenses   (5,624,469)   (5,517,915)       (2,763,658)
OTHER INCOME & EXPENSES
13. Non-Operating Income (interest Income)                     0             0          (207,884)
14. Non-Operating Expense (Attach List)                        0             0                 0
15. Interest Expense (and associated loan fees)          474,509     1,613,101           760,592 **
16. Depreciation                                       1,087,382     1,123,569                 0
17. Amortization                                               0             0                 0
18. Other (See Note 1.)                                        0    87,871,648        (1,707,314)
                                                     -------------------------------------------
19. Net Other Income and Expenses                      1,561,892    90,608,318        (1,154,606)
REORGANIZATION EXPENSES
20. Professional Fees                                          0             0         1,164,792
21. U.S. Trustee Fees                                          0         6,000            11,000
22. Other (Attach List)                                  342,545             0                 0
23. Total Reorganization Expenses                        342,545         6,000         1,175,792
24. Income Tax (Benefit)                                       0             0        (2,526,624)
                                                     -------------------------------------------
25. Net Profit (Loss)                                 (7,528,906)  (96,132,233)         (258,220)

(1) See Note 1 to the Income Statement

* The POS register system transmits sales already net of discounts and returns. ** Fees for November include $1,209,221 originally recorded in September, 1996 to be amortized over the life of the loan. Upon the sale of all operating assets on November 27, 1996 and the subsequent termination of the loan agreement, the unamortized portion of the fees was recorded as expense. Additional allowed fees and expenses were recorded as expense in the two month period ended February 1, 1997.

Note 1. to Income Statement

Cost of Goods Sold (lines 5. and 6.) represents late bills for freight, check processing and returned checks that were not accrued in the November statements. Store Operating Expenses (line 9.) consist primarily of various expense accruals and adjustments which related to operations prior to November 27, but were not accrued in the November statements. General and Administrative Expenses (line 10) include $450,000 for directors' and officers' insurance for 1997 and future years, $471,000 for various state tax assessments and $268,000 for various costs for the liquidation of the estate in 1997.

The reduction in Other Expense, line 18. is primarily due to an adjustment to the accrual for the lease rejection liability. Additionally, other accruals and liabilities were adjusted as a result of continued analysis following the sale of all operating assets on November 27, 1996.

                                                      Accrual Basis-2
CASE NAME:      NEOSTAR RETAIL GROUP, INC.            January, 1997

CASE NUMBER:    396-36648-SAF-11 THROUGH
                396-36652-SAF-11
                administratively consolidated




                                                11/2/96   11/30/96   2/l/97
                                               ----------------------------
22.  Other Reorganization Expenses




Accrual of estimated outstanding expenses       342,545
                                               ----------------------------
                                                342,545         0         0

                                                      Accrual Basis-3
CASE NAME:      NEOSTAR RETAIL GROUP, INC.            January, 1997

CASE NUMBER:    396-36648-SAF-11 THROUGH
                396-36652-SAF-11
                administratively consolidated

CASH RECEIPTS AND DISBURSEMENTS                                                 Two Months
                                                                                   Ended
                                                      11/2/96      11/30/96       2/l/97
                                                   --------------------------------------
1.  Cash-Beginning of Month                           562,207     4,688,554    61,260,653
RECEIPTS FROM OPERATIONS
2.  Cash Sales                                     21,312,006    14,574,914             0
Collection of Accounts Receivable
3.  Prepetition                                             0             0
4.  Postpetition                                    1,012,987        33,907
                                                   --------------------------------------
5.  Total Operating Receipts                       22,324,993    14,608,821             0
NON-OPERATING RECEIPTS
6.  Loans and Advances (Attach List)                   21,575        19,411        23,103
7.  Sale of Assets                                               58,500,000                **
8.  Other (Interest Income)                                                       207,884
                                                   --------------------------------------
9.  Total Non-Operating Receipts                       21,575    58,519,411       230,987
                                                   --------------------------------------
10. Total Receipts                                 22,346,568    73,128,232       230,987
                                                   --------------------------------------
11. Total Cash Available                           22,908,775    77,816,786    61,491,640
OPERATING DISBURSEMENTS
12. Net Payroll                                     2,814,707     2,783,724        46,843
13. Payroll Taxes Paid                              1,010,451     1,025,332        26,246
14. Sales, Use & Other Taxes Paid                   1,803,695     1,436,107       402,333
15. Secured/Rental/Leases                                   0     3,951,721
16. Utilities
17. Insurance                                                                     849,931  ***
18. Inventory Purchases                            12,127,982             0             0
18a Partial payment of stipulated claims                                        4,394,399
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (See Note)                                  463,386     1,042,448      (366,200) *
25a.Reduction in Bank Loan Balance and Interest                   6,310,801    37,516,359
25b.Net receivable from SAC                                                     1,308,468
                                                   --------------------------------------
26. Total Operating Disbursements                  18,220,222    16,550,133    44,178,379
REORGANIZATION EXPENSES
27. Professional Fees
28. U.S. Trustee Fees                                                 6,000        11,000
29. Other (Attach List)                                     0             0             0
                                                   --------------------------------------
30. Total Reorganization Expenses                           0         6,000        11,000
                                                   --------------------------------------
31. Total Disbursements                            18,220,222    16,556,133    44,189,379
32. Net Cash Flow                                   4,126,346    56,572,099   (43,958,392)
33. Cash-End of Month                               4,688,554    61,260,653    17,302,261

* Due to system limitations, we are not able to detail cash payments by expense category beyond amounts listed because amounts are not readily available. At February 1, 1997 this includes $550,573 of checks listed as outstanding at November month end but were subsequently voided.
** Cash received for sale of assets on November 27, 1996.
***Consists of $450,000 for directors' and officers' liability insurance and approved payments for employee medical claims incurred prior to November 27, 1996.

                                                      Accrual Basis-4
CASE NAME:      NEOSTAR RETAIL GROUP, INC.            January, 1997

CASE NUMBER:    396-36648-SAF-11 THROUGH
                396-36652-SAF-11
                administratively consolidated




ACCOUNTS RECEIVABLE AGING**                                      11/2/96  11/30/96  2/1/97
                                                                 -------------------------
1.  0-30                                                          35,549    11,906
2. 31-60                                                           8,983    10,917
3. 61-90                                                           2,072     2,619   1,314
4. 91+                                                             2,609     1,783   8,139
                                                                 -------------------------
5. Total Accounts Receivable                                      49,213    27,225   9,453
6. Amount Considered Uncollectible                                 2,000     2,000   7,330
                                                                 -------------------------
7. Accounts Receivable (Net)                                      47,213    25,225   2,122
                                                                 -------------------------

**A/R Trade is the only Accounts Receivable with aged balances.
  Employee receivable, Trade-in receivable, and Other Miscellaneous receivables are not aged.


AGING OF POST-PETITION TAXES AND PAYABLES  0-30      31-60       61-90      91+
                                           Days      Days        Days       Days  Total
                                           -------------------------------------------
Taxes   Payable
1. Federal                                       0                                   0
2. State (Sales Tax)                             0                                   0
3. Local                                         0                                   0
4. Other (Canadian PST/GST)                      0                                   0
                                           -------------------------------------------
5. Total Taxes Payable                           0            0         0      0     0


6. Accounts Payable***                     753,839   14,494,981   514,637   15,763,457

***Accounts Payable-Vendor is the only A/P account with aged balances.
   Other vendor adjustment accounts are not aged.

                                  Beginning     Amount                    Ending
STATUS OF POST-PETITION TAXES        Tax     Withheld or     Amount         Tax
                                  Liability    Accrued        Paid       Liability
FEDERAL
1.  Withholding                           0       22,168       22,168            0
2.  FICA-Employee                         0        2,039        2,039            0
3.  FICA-Employer                         0        2,039        2,039            0
4.  Unemployment                          0            0            0            0
5.  Income                                0            0            0            0
6.  Other (Attach List)                   0            0            0            0
                                    ----------------------------------------------
7.  Total Federal Taxes                   0       26,246       26,246            0
STATE AND LOCAL
8.  Withholding                           0            0            0            0
9.  Sales                           332,960            0      332,960            0
10. Excise                                0            0            0            0
11. Unemployment                          0            0            0            0
12. Real Property                         0            0            0            0
13. Personal Property                     0            0            0            0
14a.Other -Canadian GST              21,547            0       21,547            0
14b.Other -Canadian PST              17,396            0       17,396            0
                                    ----------------------------------------------
15. Total State and Local           371,903            0      371,903            0
16. Total Taxes                     371,903       26,246      398,149            0

                                                      Accrual Basis-5
CASE NAME:      NEOSTAR RETAIL GROUP, INC.            January, 1997

CASE NUMBER:    396-36648-SAF-11 THROUGH
                396-36652-SAF-11
                administratively consolidated



BANK RECONCILIATIONS                                   Amount

PLEASE SEE ATTACHED SCHEDULE                          1,400,856
Cash in blocked account                              15,896,712
Store Cash                                                4,693
                                                     ----------


                                                     17,302,261


INVESTMENT ACCOUNTS
                                   Date of    Type of     Purchase   Current
Bank Account Name & Number         Purchase  Instrument    Price      Value
                                                                        0
NO INVESTMENT ACCOUNTS



Currency on hand (corporate petty cash)                                 0

Total Cash - End of month                                       17,302,261
                                                                ==========

CASE NAME:    NEOSTAR RETAIL GROUP, INC.     Accrual Basis-6

CASE NUMBER:  396-36648-SAF-11 THROUGH       Month: Dec/Jan 1997
              396-36652-SAF-1    1
              administratively consolidated


PAYMENTS TO INSIDERS AND PROFESSIONALS


                                  INSIDERS

                                                                     Total Paid
        Name           Salary      Severance   BOD Fees    T&E   This Reporting Period
1.  James McCurry      33,333.34                                      33,333.34
2.  Opal  Ferraro      39,118.48                                      39,118.48

                       --------------------------------------------------------
Total Payments         72,451.82     0.00        0.00      0.00       72,451.82

                                  PROFESSIONALS

                                              Total Paid
                                                to Date           Total Incurred
           Name     Amt Approved  Amt Paid    (Retainer)            and Unpaid
           ----     ------------  --------    ----------            ----------
See schedule below     1,680,818        0     799,353                   881,465
for detail




PROFESSIONAL FEES

        Firm              Total          Retained            Balance
        ----            --------         --------            -------
Cox & Smith              651,916          479,353            172,563
Price Waterhouse         434,330          270,000            164,330
Traub, Bonacquist        287,268                0            287,268
Coopers & Lybrand        189,384                0            189,384
Ernst & Young             40,163           50,000             (9,837)
Simon, Anison             47,046                0             47,046
Official Committee        30,711                0             30,711
                       ---------          -------            -------
                       1,680,818          799,353            881,465

CASE NAME:     NEOSTAR RETAIL GROUP, INC.           Accrual Basis-7
                                                    January, 1997
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated

QUESTIONNAIRE
                                                        Yes      No

 1   Have any assets been sold or transferred
     outside the normal course of business
     this reporting period?                                     x
--------------------------------------------------------------------
 2   Have any funds been disbursed from any
     account other than a debtor-in-
     possession account?                                        x
--------------------------------------------------------------------
 3   Are any postpetition receivables (accounts,
     notes, or loans) due from related parties?                 x
--------------------------------------------------------------------
 4   Have any payments been made on prepetition
     liabilities during this reporting period?                  x
--------------------------------------------------------------------
 5   Have any postpetition loans been received
     by the debtor from any party?                              x
--------------------------------------------------------------------
 6   Are any postpetition payroll taxes past due?               x
--------------------------------------------------------------------
 7   Are any postpetition state or federal income
     taxes past due?                                            x
--------------------------------------------------------------------
 8   Are any postpetition real estate taxes past due?           x
--------------------------------------------------------------------
 9   Are any other postpetition taxes past due?                 x
--------------------------------------------------------------------
10   Are any amounts owed to postpetition creditors
     delinquent?                                          x         *
--------------------------------------------------------------------
11   Have any prepetition taxes been paid during the
     reporting period?                                          x
--------------------------------------------------------------------
12   Are any wage payments past due?                            x




* Many postpetition balances are delinquent pending payment per further order of the court.


INSURANCE                                                Yes  No

  1 Are worker's compensation, general liability
    and other necessary insurance coverages in effect?    x
  2 Are all premium payments paid current?                x
  3 Please itemize policies below.


                                                Period           Annual                    Amount
  Type of Policy       Insurance Carrier        Covered          amount      Frequency   Outstanding
----------------------------------------------------------------------------------------------------
Directors' & Officers' Executive Risk Mgt.  12/15/96-12/15/02    450,000      Pre-payment         0
Fiduciary Liability    Texas Pacific        12/15/96-12/15/97      5,700      Annually            0
ERISA                  Texas Pacific        12/15/96-12/15/97      1,000      Annually            0

                            List of Omitted Schedules
1.      Bank Reconciliation Analysis (See Bank Reconciliations)